UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2008

COBRA ELECTRONICS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-511	36-2479991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 West Cortland Street, Chicago, Illinois	60707
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (773) 889-8870

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On October 29, 2008, the Company released earnings information for the quarter ended September 30, 2008. A copy of the press release is attached hereto as Exhibit 99-1 and incorporated herein by reference.

Item 9.01.	Exhibits.

(d) The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit
99-1	Press release dated October 29, 2008 issued by Cobra Electronics Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBRA ELECTRONICS CORPORATION

	By:	/s/ Michael Smith
	Name:	Michael Smith
	Title:	Senior Vice President and
Chief Financial Officer
Date: October 29, 2008

EXHIBIT INDEX

The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit
99-1	Press release dated October 29, 2008 issued by Cobra Electronics Corporation